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IDEX CORPORATION
SUBSIDIARIES OF IDEX CORPORATION
10K EXHIBIT 21
2000



                                                             JURISDICTION OF
                       SUBSIDIARY                             INCORPORATION
--------------------------------------------------      ------------------------
BAND-IT-IDEX, INC.                                      DELAWARE
    BAND-IT COMPANY LTD.                                UNITED KINGDOM
    BAND-IT CLAMPS (ASIA) PTE., LTD.                    SINGAPORE
    BAND-IT R.S.A. (PTY) LTD. (51% OWNED)               SOUTH AFRICA

CORKEN, INC.                                            DELAWARE

IDEX HOLDINGS, INC.                                     DELAWARE
IDEX FINANCE, INC.                                      DELAWARE
    FAST LLC                                            DELAWARE
        FAST SRL                                        ITALY
            FAST IBERICA S.A.                           SPAIN
            FAST U.K. LTD.                              UNITED KINGDOM

FLUID MANAGEMENT, INC.                                  DELAWARE
    FLUID MANAGEMENT EUROPE B.V.                        NETHERLANDS
        FLUID MANAGEMENT U.K., LTD.                     UNITED KINGDOM
        FLUID MANAGEMENT FRANCE SARL                    FRANCE
        FLUID MANAGEMENT ESPANA SLU                     SPAIN
        FLUID MANAGEMENT EASTERN EUROPE SP. Z  O.O.     SWEDEN
    FLUID MANAGEMENT GMBH                               GERMANY
    FLUID MANAGEMENT AUSTRALIA PTY., LTD.               AUSTRALIA
    FLUID MANAGEMENT CANADA, INC.                       CANADA
    FLUID MANAGEMENT SERVICOS E VENDAS LTD.             BRAZIL

GAST MANUFACTURING, INC.                                MICHIGAN
    GAST ASIA, INC.                                     MICHIGAN
    GAST MANUFACURING COMPANY LTD.                      UNITED KINGDOM

HALE PRODUCTS, INC.                                     PENNSYLVANIA
    HALE PRODUCTS EUROPE GMBH                           GERMANY
    GODIVA PRODUCTS LTD.                                UNITED KINGDOM
        GODIVA LIMITED                                  UNITED KINGDOM
            HALE PRODUCTS EUROPE LIMITED                UNITED KINGDOM
                GINSWAT LTD. (35% OWNED)                HONG KONG
    HALE PRODUCTS BET. GMBH                             GERMANY
    LUKAS HYDRAULIK VER. GMBH                           GERMANY
        LUKAS HYDRAULIK GMBH & CO. KG                   GERMANY

LUBRIQUIP, INC.                                         DELAWARE

MICROPUMP, INC.                                         DELAWARE
    MICROPUMP LIMITED                                   UNITED KINGDOM
    ISMATEC SA                                          SWITZERLAND
            ISMATEC GMBH                                GERMANY

PULSAFEEDER, INC.                                       DELAWARE
    PULSAFEEDER PTE., LTD.                              SINGAPORE
    KNIGHT, INC.                                        DELAWARE
        KNIGHT INTERNATIONAL B.V.                       NETHERLANDS
            KNIGHT EQUIPMENT INTERNATIONAL B.V.         NETHERLANDS
        KNIGHT U.K. LTD.                                UNITED KINGDOM
        KNIGHT EQUIPMENT AUSTRALIA PTY., LTD.           AUSTRALIA
        KNIGHT EQUIPMENT (CANADA) LTD.                  CANADA

SIGNFIX HOLDINGS LIMITED                                UNITED KINGDOM
    SIGNFIX LIMITED                                     UNITED KINGDOM
        TESPA GMBH                                      GERMANY

VIKING PUMP, INC.                                       DELAWARE
    VIKING PUMP (EUROPE) LTD.                           IRELAND
    JOHNSON PUMP (UK) LTD.                              UNITED KINGDOM
    VIKING PUMP OF CANADA, INC.                         ONTARIO
    VIKING PUMP LATIN AMERICA S.A. DE C.V.              MEXICO

WARREN RUPP, INC.                                       DELAWARE
    WARREN RUPP (EUROPE) LTD.                           IRELAND
    BLAGDON PUMP HOLDINGS, LTD.                         UNITED KINGDOM
        BLAGDON PUMP LTD.                               UNITED KINGDOM
    TREBOR INTERNATIONAL, INC.                          UTAH

IDEX FOREIGN SALES CORP.                                BARBADOS